UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Commission File No. 0-20572

PATTERSON COMPANIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PATTERSON COMPANIES, INC. 1031 MENDOTA HEIGHTS ROAD ST. PAUL, MINNESOTA 55120

August 6, 2004

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Patterson Companies, Inc. to be held at 2930 Waters Road, Suite 100, Eagan, Minnesota 55121, on Monday, September 13, 2004, at 4:30 p.m. local time.

At the meeting you will be asked to vote for the election of three directors, to consider and vote upon approval of our Amended and Restated 2002 Stock Option Plan, and to ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending April 30, 2005. I encourage you to vote for the nominees for director, for the adoption of the Amended and Restated 2002 Stock Option Plan, and for ratification of the appointment of Ernst & Young LLP.

Whether or not you are able to attend the meeting in person, I urge you to sign and date the enclosed proxy and return it promptly in the enclosed envelope.

Very truly yours,

PATTERSON COMPANIES, INC.

Peter L. Frechette
Chairman and Chief Executive Officer

PATTERSON COMPANIES, INC.

1031 MENDOTA HEIGHTS ROAD

ST. PAUL, MINNESOTA 55120

NOTICE

OF

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

SEPTEMBER 13, 2004

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Patterson Companies, Inc., a Minnesota corporation, will be held at 2930 Waters Road, Suite 100, Eagan, Minnesota 55121, on Monday, September 13, 2004, at 4:30 p.m. local time, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect one director to have a term expiring in 2006 and two directors to have terms expiring in 2007, and until their successors shall be elected and duly qualified;

2.	To consider and vote upon a proposal to adopt the Patterson Companies, Inc. Amended and Restated 2002 Stock Option Plan;

3.	To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending April 30, 2005; and

4.	To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on July 19, 2004, are entitled to notice of, and to vote at, the meeting. Whether or not you expect to attend the meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Matthew L. Levitt
Secretary

St. Paul, Minnesota

August 6, 2004

PATTERSON COMPANIES, INC.

1031 MENDOTA HEIGHTS ROAD

ST. PAUL, MINNESOTA 55120

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

SEPTEMBER 13, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Patterson Companies, Inc. for use at the annual meeting of shareholders to be held at 2930 Waters Road, Suite 100, Eagan, Minnesota 55121, on Monday, September 13, 2004, at 4:30 p.m. local time, or at any adjournment or postponement thereof. All shares of common stock represented by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed and returned proxies on which no specification has been made will be voted for the election of the nominees for director listed herein, for the adoption of the Amended and Restated 2002 Stock Option Plan, and for ratification of the selection of Ernst & Young LLP as our independent auditors. If any other matters are properly presented at the meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

The notice of annual meeting, this proxy statement and the related proxy card are first being mailed to shareholders on or about August 6, 2004.

Record Date and Outstanding Common Stock

The board of directors has fixed the close of business on July 19, 2004, as the record date for determining the holders of outstanding common stock entitled to notice of, and to vote at, the meeting. On that date, there were 68,553,056 shares of common stock issued, outstanding and entitled to vote.

Revocability of Proxies

Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (a) executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary before the vote at the meeting, (b) filing a written notice of revocation bearing a later date than the proxy with our corporate secretary before the vote at the meeting, or (c) appearing in person at the meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attention: Matthew L. Levitt, or hand-delivered to Mr. Levitt before the vote at the meeting.

Voting and Solicitation

Each shareholder is entitled to one vote, exercisable in person or by proxy, for each share of common stock held of record on the record date. Shareholders do not have the right to cumulate votes in the election of directors.

We will pay the expenses incurred in connection with the solicitation of proxies. We are soliciting proxies principally by mail. In addition, our directors, officers and regular employees may solicit proxies personally, by telephone, by facsimile or by e-mail, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of common stock held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

Quorum; Abstentions; Broker Non-Votes

The presence, in person or by proxy, of the holders of at least a majority of the shares of common stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. All votes will be tabulated by the inspector of election for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 30, 2004, unless otherwise noted, by (a) each person who is known to us to own beneficially more than five percent of our common stock, (b) each director and nominee for director, (c) each Named Executive Officer (as defined herein), and (d) the directors and executive officers as a group. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. Except as otherwise noted below, we know of no agreements among our shareholders which relate to voting or investment power with respect to our common stock.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)
FMR Corp. 82 Devonshire Street Boston, MA 02109	8,917,815	(3)	13.0%
U.S. Bancorp 800 Nicollet Mall Minneapolis, MN 55402	5,642,664	(4)	8.2%
Peter L. Frechette	3,532,324	(5)	5.2%
Ronald E. Ezerski	1,696,098	(6)	2.5%
James W. Wiltz	534,874	(5)	*
David K. Beecken	226,444	(6)(7)	*
Jeffrey H. Webster	112,969	(5)(8)	*
Andre B. Lacy	93,294	(6)	*
R. Stephen Armstrong	30,995	(5)(8)	*
Scott R. Kabbes	26,265	(5)(8)	*
Harold C. Slavkin	14,175	(6)	*
Ellen A. Rudnick	0		0
All directors and executive officers as a group (14 persons)	6,540,805	(9)	9.5%

*	Represents less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to securities. Securities “beneficially owned” by a person may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days. The same shares may be beneficially owned by more than one person. Includes shares of common stock held by our Employee Stock Ownership Plan and Trust (the “ESOP”). Shares reported as owned by the ESOP trustee are also reported as beneficially owned by the executive officers to the extent that shares have been allocated to the ESOP accounts of the named persons. Allocated shares are voted by the ESOP trustee in accordance with the direction of ESOP participants. Generally, unallocated shares and allocated shares as to which no direction is made by the participants are voted by the ESOP trustee in the same percentage as the allocated shares as to which directions are received by the ESOP trustee. Unless otherwise indicated, the address of each shareholder is c/o Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120.

(2)	Percentage of beneficial ownership is based on 68,551,744 shares outstanding as of June 30, 2004. Shares issuable pursuant to options are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

(3)

As set forth in Schedule 13G filed with the SEC by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson on February 17, 2004, includes (a) 41,496 shares over which sole voting power is claimed, (b) no shares over which shared voting power is claimed, (c) 8,917,815 shares over which sole dispositive power is claimed, and (d) no shares over which shared dispositive power is claimed.

Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 8,876,319 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Contrafund, amounted to 5,947,298 shares. Fidelity Contrafund has its principal business office at 82 Devonshire Street, Boston, MA 02109. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 8,876,319 shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ boards of trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ boards of trustees.

Fidelity Management Trust Company, 82 Devonshire Street, Boston MA 02109, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is the beneficial owner of 41,400 shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 41,400 shares and sole power to vote or to direct the voting of 41,400 shares owned by the institutional account(s).

Strategic Advisers, Inc., 82 Devonshire Street, Boston MA 02109, a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR Corp’s beneficial ownership includes 96 shares beneficially owned through Strategic Advisers, Inc.

Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp. Mr. Johnson is Chairman of FMR Corp. and Ms. Johnson is a director of FMR Corp. Through their ownership of voting common stock and the execution of a shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(4)	As set forth in Schedule 13G filed with the SEC by U.S. Bancorp and U.S. Bank, National Association on January 30, 2004, includes (a) 121,765 shares over which sole voting power is claimed, (b) 5,517,799 shares over which shared voting power is claimed, (c) 90,315 shares over which sole dispositive power is claimed, and (d) 37,317 shares over which shared dispositive power is claimed. U.S. Bank, National Association, an affiliate of U.S. Bancorp, acts as the ESOP trustee. The number of shares reported as beneficially owned includes approximately 5,509,179 shares held in the unallocated account of the ESOP, but excludes approximately 5,197,500 shares held in the allocated account of the ESOP.

(5)	Includes the following shares allocated to the ESOP account of the following persons: Peter L. Frechette (3,280 shares); James W. Wiltz (2,774 shares); Jeffrey H. Webster (1,229 shares); R. Stephen Armstrong (1,617 shares); and Scott R. Kabbes (2,851 shares). The ESOP trustee has the right to receive, and the power to direct the receipt of, dividends from such shares.

(6)	Includes shares purchasable by the named person under our 1992 Director Stock Option Plan and our 2001 Non-Employee Directors’ Stock Option Plan: Ronald E. Ezerski (60,000), David K. Beecken (42,444 shares), Andre B. Lacy (60,444 shares) and Harold C. Slavkin (14,000 shares).

(7)	Of the shares reported as beneficially owned, 30,000 shares are held by the Kathryn Beecken Trust and 150,000 shares are held by the David K. Beecken Trust.

(8)	Includes shares purchasable by the named person under our 1992 Stock Option Plan: Jeffrey H. Webster (3,625 shares), R. Stephen Armstrong (21,150 shares) and Scott R. Kabbes (8,046 shares).

(9)	Includes 212,673 shares purchasable pursuant to the exercise of options.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information with respect to compensation awarded to, earned by or paid to our Chief Executive Officer and our other highest paid executive officers (collectively, the “Named Executive Officers”) for the fiscal years ended April 2002, 2003 and 2004.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
		Annual Compensation		Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)		Securities Underlying Options (#)		All Other Compensation ($)
Peter L. Frechette Chairman and Chief Executive Officer of Patterson Companies, Inc.	2004 2003 2002	399,265 379,400 364,800	381,612 275,184 327,600	0 0 0		0 0 0		4,153 2,000 1,700	(1) (1) (1)

James W. Wiltz President and Chief Operating Officer of Patterson Companies, Inc.	2004 2003 2002	317,001 240,069 230,833	273,000 149,247 177,684	0 0 0		70,999 0 0	(2)	4,153 2,000 1,700	(1) (1) (1)

R. Stephen Armstrong Executive Vice President, Treasurer and Chief Financial Officer of Patterson Companies, Inc.	2004 2003 2002	232,560 223,633 215,022	176,715 127,454 151,723	57,153 28,095 19,179	(3) (3) (3)	3,644 3,100 4,403	(2) (2) (2)	24,060 28,135 29,498	(1) (4) (5)

Scott R. Kabbes President of Patterson Dental Supply, Inc.	2004 2003 2002	228,000 153,400 147,500	123,750 49,756 61,832	0 0 0		9,522 1,871 2,211	(2) (2) (2)	24,060 24,973 31,147	(1) (6) (7)

Jeffrey H. Webster President of Webster Veterinary Supply, Inc.	2004 2003 2002	199,905 195,897 158,750	141,588 131,100 137,750	0 0 0		3,223 2,851 25,375	(2) (2) (2)	24,060 27,080 3,080	(1) (8) (9)

(1)	Consists of contributions we made to the executive officer’s account under the ESOP for the end of the ESOP plan year.

(2)	Represents stock options granted under our stock option plans pursuant to the provisions of our Long-Term Incentive Plan.

(3)	Represents the dollar value of the difference between the price paid by Mr. Armstrong for restricted shares purchased from us through deferral of salary and the fair market value of such shares at the date of purchase. At the end of fiscal year 2004, Mr. Armstrong held 7,029 restricted shares with a value of $541,303. In general, these restricted shares vest three years from the date of grant. Dividends, to the extent they are declared and paid on shares of our common stock, will be paid on these restricted shares.

(4)	Represents $24,000 we contributed to Mr. Armstrong’s account under the ESOP for the end of the ESOP plan year in April 2003 and $4,135 in premiums we paid on split dollar life insurance for Mr. Armstrong pursuant to the provisions of our Long-Term Incentive Plan.

(5)	Represents $25,500 we contributed to Mr. Armstrong’s account under the ESOP for the end of the ESOP plan year in April 2002 and $3,998 in premiums we paid on split dollar life insurance for Mr. Armstrong pursuant to the provisions of our Long-Term Incentive Plan.

(6)	Represents $23,290 we contributed to Mr. Kabbes’ account under the ESOP for the end of the ESOP plan year in April 2003 and $1,683 in premiums we paid on split dollar life insurance for Mr. Kabbes pursuant to the provisions of our Long-Term Incentive Plan.

(7)	Represents $29,544 we contributed to Mr. Kabbes’ account under the ESOP for the end of the ESOP plan year in April 2002 and $1,603 in premiums we paid on split dollar life insurance for Mr. Kabbes pursuant to the provisions of our Long-Term Incentive Plan.

(8)	Represents $24,000 we contributed to Mr. Webster’s account under the ESOP for the end of the ESOP plan year in April 2003 and $3,080 in premiums we paid on split dollar life insurance for Mr. Webster pursuant to the provisions of our Long-Term Incentive Plan.

(9)	Consists of premiums we paid on split dollar life insurance pursuant to the provisions of our Long-Term Incentive Plan.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth each grant of stock options during the fiscal year ended April 2004 to each of the Named Executive Officers. No SARs were granted during such fiscal year.

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($) (3)
	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price ($/share) (2)	Expiration Date

Name						5%	10%
Peter L. Frechette	0		0	N/A	N/A	N/A	N/A

James W. Wiltz	70,999	(4)	17.4	39.93	4/27/13	1,782,910	4,518,244

R. Stephen Armstrong	3,644	(5)	0.9	39.93	4/27/13	91,507	231,897

Scott R. Kabbes	9,522	(6)	2.3	39.93	4/27/13	239,114	605,962

Jeffrey H. Webster	3,223	(5)	0.8	39.93	4/27/13	80,935	205,106

(1)	Based on an aggregate of 409,179 shares subject to options granted to employees under our stock option plans during the fiscal year ended April 2004.

(2)	The exercise price may be paid in cash or, at the discretion of the compensation committee of the board of directors, in shares of our common stock valued at fair market value on the exercise date or any other method approved by such committee.

(3)	The potential realizable value is calculated based on the term of the option at the time of grant (ten years). Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the stock price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(4)	One-seventh of this option vests on the third anniversary of the date of grant and an additional one-seventh vests on the same day of each year thereafter. It has a ten-year term, subject to earlier termination in the event of the optionee’s cessation of service.

(5)	This option vests in full on the ninth anniversary of the date of grant. It has a ten-year term, subject to earlier termination in the event of the optionee’s cessation of service.

(6)	This option vests as follows: 776 shares vest on April 28 of each year 2006 through 2008; 904 shares vest on April 28, 2009; 1,247 shares vest on April 28, 2010; 1,586 shares vest on April 28, 2011; and 3,457 shares vest on April 28, 2012.

FISCAL YEAR END OPTION VALUES

The following table sets forth information concerning the unexercised options held by the Named Executive Officers as of the end of fiscal year 2004. No options were exercised by the Named Executive Officers during fiscal year 2004. No SARs were exercised by the Named Executive Officers during fiscal year 2004 or were outstanding at the end of that fiscal year.

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End ($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter L. Frechette	0	0	0	0

James W. Wiltz	0	70,999	0	2,632,643

R. Stephen Armstrong	14,100	51,431	840,412	2,804,431

Scott R. Kabbes	8,046	26,886	456,439	1,258,421

Jeffrey H. Webster	0	31,449	0	1,293,883

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

In July 1999, we entered into a letter agreement with R. Stephen Armstrong, our Executive Vice President, Treasurer and Chief Financial Officer. Pursuant to the agreement, Mr. Armstrong is entitled to receive certain benefits upon a change-in-control termination. If (a) within the 210 calendar-day-period immediately following a change-in-control Mr. Armstrong’s employment is terminated for any reason other than death, cause, disability or retirement, (b) within such 210 calendar-day-period, Mr. Armstrong terminates his employment for good reason, or (c) prior to a change-in-control the termination of Mr. Armstrong’s employment was either a condition of the change-in-control or was at the request or insistence of a person (other than our company) related to the change-in-control, then we will make a lump-sum cash payment to Mr. Armstrong in an amount equal to the sum of (x) 12 times his monthly base compensation plus (y) an amount equal to his target incentive under the then existing management incentive plan at the 100% payout level. Further, on the first anniversary of the date of termination, we will make an additional lump-sum cash payment to Mr. Armstrong equal in amount to the aggregate initial lump-sum cash payment made under the letter agreement.

In August 2003 our subsidiary, AbilityOne Products Corp., entered into an amended and restated employment agreement with Howard A. Schwartz, its President. The agreement provides that for a period of three years (the “employment period”), Mr. Schwartz will serve as the President and Chief Executive Officer of AbilityOne Products Corp. and its subsidiary, AbilityOne Corporation. The agreement further provides that Mr. Schwartz shall receive a minimum annual base salary of $315,066, an incentive cash bonus target equal to 50% of his base salary and certain other benefits, including a term life insurance policy in the amount of $350,000. The agreement also provides that if his employment terminates after the initial employment period, or if his employment is terminated under certain conditions during the initial employment period, he will be entitled to a severance pay package, conditioned upon his agreement not to compete with us for one year, equal to two times his base salary and bonus, plus his continuation in our healthcare and group life insurance plan for two years at company expense. No severance pay is owed if he voluntarily terminates his employment prior to the end of the initial employment period, or is terminated for “cause.”

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The compensation committee of the board of directors (the “Committee”) makes annual recommendations to the board respecting the appropriate levels of compensation for our senior executive officers for the following calendar year. The Committee considers how the achievement of our overall goals and objectives can be aided through adoption of an appropriate compensation philosophy and effective compensation program elements. In addition to approving the compensation arrangements for senior management, the Committee also reviews and approves the adoption of any compensation plans in which officers and directors are eligible to participate. Three of our outside directors, Ms. Rudnick and Messrs. Ezerski and Slavkin, comprise the Committee. The Committee reviews and makes recommendations to the board with respect to the base salary component of compensation on a calendar year basis and on a next fiscal year basis with respect to the proposed bonus potential for the senior executives. The bonus potential for each of the senior officers is directly affected by their participation in the Management Incentive Compensation Plan (“MICP”) which is reviewed by the Committee and adopted by the board on a fiscal year basis. The Committee also considers and makes recommendations to the board with respect to the participation and mix of benefits granted under the Long-Term Incentive Plan (“LTIP”).

The Committee had discussions with the Chairman, the President and the Executive Vice President, reviewed the present salary ranges, current salaries and bonus potential for each position, considered management’s overall salary objectives and discussed philosophy respecting the components of the compensation package such as the amount of compensation to be placed at risk, short-term versus longer term incentives, the use of stock option programs, the alignment of executive compensation with the enhancement of shareholder value and other issues. The Committee also reviewed other information available to its members, including an executive compensation pricing report prepared from outside sources. That report benchmarked our base and total compensation for officer positions against market rates from a study by an independent compensation consultant.

Compensation Philosophy and Objectives

Our executive compensation philosophy is to link such compensation to the attainment of business objectives and earnings performance, over the near and longer term, which in turn will enable us to attract, retain and reward executive officers who contribute to our success. The MICP for fiscal year 2004 specifically tied incentive compensation to our earnings, and each participating officer’s incentive compensation, including incentive compensation for the senior officers, was dependent upon obtaining our planned increase in profit. The objective of the MICP is to encourage greater initiative, resourcefulness, teamwork and efficiency on the part of all key employees whose performance and responsibilities directly affect our profits. The overall goal of the plan is to reward these officers for achieving superior performance.

The Committee recognizes that the MICP, together with the bonus potential for each officer, places a substantial amount of the total compensation of an executive at risk. If our near and longer term goals are achieved, an executive could obtain total compensation at or near the competitive total compensation shown in the study for comparable positions in companies having similar sales for fiscal year 2004. Keeping base salaries relatively low with a higher portion of the total compensation package dependent upon performance is compatible with our traditional executive compensation approach.

Current Executive Compensation Programs Components

Our current executive compensation program for senior officers, including the Chairman and Chief Executive Officer, consists of a base salary, an annual cash incentive in the form of a potential bonus measured as a percentage of base salary and participation in the LTIP adopted by the board in December 1998. The particular elements of the compensation program are discussed more fully below.

Base Salary.    Annual base salary levels of executives are determined by the potential impact of the individual on our company, the skills and experience required by the position, the individual performance of the executive, our overall performance, internal equity and external pay practices.

Incentive Compensation.    Annual cash bonuses are paid under the MICP and are designed to provide a direct financial incentive to executives to achieve our annual profit goals. The annual bonus potential percentages of base salary range from 35% to 70% of base salary, subject to increase in direct relation to our increase in profit. Each senior executive officer has the opportunity to increase his targeted bonus potential as a percentage of base salary in accordance with the formula contained in the MICP which allows 150% of the targeted bonus potential to be paid if 110% of the planned profit is achieved. Conversely, the MICP allows 50% of the targeted bonus potential to be paid if 90% of the planned profit is achieved. No bonus is paid if our company does not achieve at least 90% of planned profit. The increase in percentage of bonus potential is theoretically unlimited, but as pointed out below, the threshold level of the planned profit for reaching bonus potential is substantial. Accordingly, Peter L. Frechette, our Chairman and Chief Executive Officer, who had a 70% bonus potential for fiscal year 2004, received a bonus of 98% of base pay because we achieved 108% of our plan. The bonuses of certain executive officers are based upon the performance of our company as a whole, while the bonuses of other executive officers are based on the performance of the business units for which they are responsible. Each year the MICP is revised to set new profit goals for our company and the key employee participants in the plan.

Our base salary ranges for fiscal year 2004 closely approximated the market averages described in our compensation pricing report benchmarked against market rates. For fiscal year 2004, the threshold levels for cash bonuses under the MICP were a 17.6% increase in net earnings before the effect of an accounting change and a 18.0% increase in operating income, both of which were substantial targets to meet. Because we continue to reward the performance of our executives through the profitability-oriented MICP, the Committee believes that if we exceed our goals we can justify paying more than competitive levels of total compensation.

Long-Term Incentive Plan.    To address a need in the overall compensation package, the board adopted the LTIP in December 1998. The plan is composed of two compensation elements: stock options and life insurance. The stock options are granted under the employee stock option plans adopted in 1992 and 2002 and the life insurance component is made up of a combination of split dollar and key person insurance. Participants include officers, region managers, branch managers and other key managers. Stock options granted vest incrementally over a three to nine year period and the insurance creates immediate life insurance coverage which provides long-term cash value over five to fifteen years as a supplemental source of retirement income. The objectives of the LTIP are to: (1) create an incentive program to increase shareholder value over a longer term which does not compete with other benefit plans currently in place; (2) provide a program which assists in retention of and rewards new management employees, with limited effect on our financial statements and cash flow; and (3) recognize that equity compensation may not be appropriate for all management employees. We ceased paying the premiums for the split dollar life insurance policies under the LTIP in fiscal year 2004 in order to comply with the provisions of the Sarbanes-Oxley Act.

Amended and Restated Stock Option Plan.    During fiscal year 2004, the Committee retained an outside compensation consultant to assess our current executive compensation program, including the LTIP. The consultant conducted a study of our current compensation program, conducted interviews with management and with Committee members and met with the Committee on three occasions to present and review its findings and recommendations. In keeping with our compensation philosophy and objectives, the Committee’s goal is to provide a compensation package that emphasizes our commitment to long-term profitable growth while enabling us to attract, retain and reward executives who contribute to the company’s success. Consistent with this goal, the need to modify or replace the life insurance component of the LTIP and the recommendations of our outside compensation consultants, the Committee has recommended and the board has adopted, subject to shareholder approval, an Amended and Restated 2002 Stock Option Plan, which the Committee believes will give it greater flexibility in devising an overall compensation program consistent with our stated objectives. A description of this plan is contained under Proposal No. 2, and a copy of the plan is attached as Appendix B to this proxy statement.

Corporate Tax Deduction on Compensation in Excess of $1 Million a Year

Our income tax deduction for executive compensation is limited by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) to $1 million per executive per year, unless compensation above that amount is “performance-based.” This limit applies to our Chief Executive Officer and the other executive officers who are most highly compensated. They are identified in the Summary Compensation Table. We have not had any deductions limited by Section 162(m) of the Code to date.

The Committee will make every reasonable effort to ensure that all compensation paid to our executives is fully deductible, provided it determines that application of this limit is consistent with our needs and executive compensation philosophy.

Respectfully submitted,

/s/ Ronald E. Ezerski

/s/ Ellen A. Rudnick

/s/ Harold C. Slavkin, Chairman

The Compensation Committee

AUDIT COMMITTEE REPORT

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the company’s accounting principles and such other matters as are required to be discussed with the committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication With Audit Committees). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of nonaudit services with the auditors’ independence.

The committee discussed with the company’s internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal control, and the overall quality of the company’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended April 24, 2004 for filing with the Securities and Exchange Commission. The committee and the board have also recommended, subject to shareholder approval, the selection of the company’s independent auditors.

The committee is governed by a written charter approved by the board of directors. A copy of this charter is attached to this proxy statement as Appendix A. The committee is composed of three members who are considered independent because they satisfy the independence requirements as prescribed by NASDAQ Rule 4200(a)(15) and Exchange Act Rule 10A-3.

The committee held nine meetings during fiscal year 2004.

Respectfully submitted,

/s/ David K. Beecken, Chairman

/s/ Ronald E. Ezerski

/s/ Andre B. Lacy

The Audit Committee

COMPANY STOCK PERFORMANCE

The graph below compares the cumulative total shareholder return on $100 invested at the market close on April 23, 1999, the last trading day before the beginning of our fifth preceding fiscal year, through and including April 23, 2004, the last trading day before the end of our most recently completed fiscal year, with the cumulative total return for the same time period on the same amount invested in The Nasdaq Stock Market (U.S. Companies) Index and a Peer Group Index, consisting of 26 companies (including our company) based on the same Standard Industrial Classification code.*

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG PATTERSON COMPANIES, INC.,

NASDAQ MARKET INDEX AND SIC CODE INDEX

ASSUMES $100 INVESTED ON APRIL 24, 1999

ASSUMES DIVIDEND REINVESTED

FISCAL YEAR ENDING APR. 24, 2004

*	Abatix Corp., ALR Technologies Inc., AMS Homecare Inc., Cantel Medical Corp., Century Pacific Financial Corporation, Chindex International, Inc., Emergency Filtration Products, Inc., Encision Inc., Henry Schein, Inc., Horizon Medical Products, Inc., Lumenis Ltd., Micro Bio-Medics, Inc., Molecular Imaging Corporation, Neoforma.com, Inc., Novoste Corporation, Nyer Medical Group, Inc., Owens & Minor, Inc., Patterson Companies, Inc., Pro-Dex, Inc., PSS World Medical Inc., PURE Bioscience, Spectrasource Corporation, Tutogen Medical, Inc., Valesc Holdings Inc., Viasys Healthcare Inc. and WWA Group, Inc.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The board of directors is divided into three classes, as nearly equal in number as possible, with the term of office of a class expiring each year. Directors are elected for staggered terms of three years and until their successors are elected and duly qualified. Ellen A. Rudnick has been nominated to serve a two-year term expiring in 2006. Peter L. Frechette and David K. Beecken have been nominated to serve three-year terms expiring in 2007. There are four other directors whose terms of office do not expire in 2004. There are no family relationships between any director or officer.

It is intended that votes will be cast pursuant to the enclosed proxy for the election of the nominees, except for those proxies that withhold such authority. Shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees. If any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the proxies shall, in their discretion, determine. We have no reason to believe that any of the nominees will not be candidates or will be unable to serve.

Set forth below is certain information concerning the nominees for election as director and the four directors whose terms of office will continue after the meeting.

Name	Age	Principal Occupation	Position with Patterson	Director Since
Peter L. Frechette	66	Chairman and Chief Executive Officer of Patterson Companies, Inc.	Chairman and Chief Executive Officer	1983

David K. Beecken	57	Managing Director of Beecken Petty O’Keefe & Company	Director	1985

Ronald E. Ezerski	58	Private Investor	Director	1983

Andre B. Lacy	64	Chairman and Chief Executive Officer of LDI Ltd., LLC	Director	1989

Ellen A. Rudnick	53	Executive Director and Clinical Professor at the University of Chicago Graduate School of Business	Director	2003

Harold C. Slavkin	66	Dean of the USC School of Dentistry	Director	2001

James W. Wiltz	59	President and Chief Operating Officer of Patterson Companies, Inc.	President and Chief Operating Officer	2001

Nominee for Election as Director for a Term Expiring at the Annual Meeting in 2006

Ellen A. Rudnick, age 53, has served as Executive Director and Clinical Professor of the Michael P. Polsky Center for Entrepreneurship at the University of Chicago Graduate School of Business since March 1999. She served as Chairman of Pacific Biometrics, a medical diagnostics company which she co-founded from 1993 to 1999; President of HCIA, and CEO of Healthcare Knowledge Resources, both healthcare information service companies from 1990 to 1992; and served in a variety of capacities at Baxter Healthcare from 1975 to 1990, including Corporate Vice President of Baxter Healthcare and President and Founder of Baxter Management Services Division. Ms. Rudnick also served as Founder and Chairman of CEO Advisors, a consulting firm established in 1992. Ms. Rudnick also serves as director of Oxford Health Plans, Inc., HMS Holdings Corporation and Liberty Mutual Insurance Company. She has been one of our directors since December 2003.

Nominees for Election as Director for a Term Expiring at the Annual Meeting in 2007

Peter L. Frechette, age 66, has served as our Chief Executive Officer since September 1982. He was our President from September 1982 to April 2003, has been one of our directors since March 1983 and has been our Chairman since May 1985. Prior to joining us, Mr. Frechette was employed by American Hospital Supply Corporation for 18 years, the last seven of which he served as President of its Scientific Products Division. Mr. Frechette is also a director of FinishMaster, Inc.

David K. Beecken, age 57, has been Managing Director of Beecken Petty O’Keefe & Company, which manages investment limited partnerships focused on private equity investments in healthcare, since September 1996. Mr. Beecken was Senior Managing Director of ABN AMRO Incorporated, a broker-dealer, from February 1993 to March 1997. From 1989 to February 1993, Mr. Beecken was a Senior Vice President—Managing Director of First National Bank of Chicago. He has been one of our directors since 1985.

Directors Whose Terms Expire at the Annual Meeting in 2005

Ronald E. Ezerski, age 58, served as our Vice President, Treasurer and Chief Financial Officer from December 1982 through July 1999 and was President of our subsidiary, Dental Capital Corporation, from December 1982 until October 1988 when it was merged into our company. From September 1996 through July 1999, Mr. Ezerski also served as our Executive Vice President. Mr. Ezerski has been one of our directors since March 1983.

Andre B. Lacy, age 64, has been Chief Executive Officer of LDI Ltd., LLC since 1986 and its Chairman since 1992. LDI Ltd., LLC is an industrial and investment limited liability company. Mr. Lacy is an executive officer and a member of the board of directors of FinishMaster, Inc. Mr. Lacy also serves as a director of The National Bank of Indianapolis Corporation. Mr. Lacy has been one of our directors since 1989.

Directors Whose Terms Expire at the Annual Meeting in 2006

Harold C. Slavkin, age 66, has been Dean of the University of Southern California School of Dentistry since August 2000. Dr. Slavkin returned to USC after serving as the sixth director of the National Institute of Dental and Craniofacial Research, one of the National Institutes of Health. Dr. Slavkin is a member of the Institute of Medicine of the National Academy of Sciences, a fellow of both the American College of Dentistry and the International College of Dentistry and a member of the American Dental Association and the International Association for Dental Research. In 1968, Dr. Slavkin joined the faculty of the USC School of Dentistry. He has been one of our directors since December 2001.

James W. Wiltz, age 59, was elected President and Chief Operating Officer in April 2003. He served as one of our Vice Presidents from 1986 to 2003. He has been employed by us since September 1969, initially as a territory sales representative, then an equipment specialist and later a branch manager. In 1980, Mr. Wiltz was appointed Vice President of the Midwestern Division and was appointed Vice President, Sales and Distribution in 1986. From 1996 to 2003, Mr. Wiltz served as President of our subsidiary, Patterson Dental Supply, Inc. He has been one of our directors since March 2001.

The Board of Directors and Committees

The board of directors held eight meetings and took action by written consent on seven occasions during fiscal year 2004. Each director attended at least 75% of the meetings of the board and of those committees on which he or she served.

The board of directors has established executive, audit, compensation and governance committees. Each committee consists solely of members who are independent as defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market. In addition, each member of the audit committee is independent as defined in Exchange Act Rule 10A-3. A current copy of the charter of the audit, compensation and governance committees appears on our website at www.pattersoncompanies.com and is available in print upon written request to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attention: Investor Relations. The following table shows the current membership of the committees and identifies our independent directors:

Name	Executive*	Audit	Compensation	Governance	Independent Directors
Peter L. Frechette	X
David K. Beecken		X		X	X
Ronald E. Ezerski		X	X	X	X
Andre B. Lacy		X		X	X
Ellen A. Rudnick			X	X	X
Harold C. Slavkin			X	X	X
James W. Wiltz	X

*	R. Stephen Armstrong, our Executive Vice President, Treasurer and Chief Financial Officer, also serves on the executive committee.

The executive committee is granted the power to deal with important matters which arise between board meetings and upon which action must be taken or attention given prior to the next scheduled board meeting. The executive committee held no meetings during fiscal year 2004.

The audit committee, chaired by Mr. Beecken, is empowered by the board of directors to review our financial books and records in consultation with our accounting and auditing staff and our independent auditors and to review with our accounting staff and independent auditors the scope of the audit, the audit plan and any questions raised with respect to accounting and auditing policy and procedure. The board of directors has adopted a written charter for the audit committee, a copy of which is attached to this proxy statement as Appendix A. The audit committee held nine meetings during fiscal year 2004.

The compensation committee, chaired by Dr. Slavkin, is authorized by the board of directors to establish general levels of compensation for our officers, to set the annual compensation of each of our executive officers, to grant options to employees under our option plans, and to review and approve our compensation and benefit plans. The compensation committee held eleven meetings during fiscal year 2004.

The governance committee, of which Mr. Lacy is lead director, performs the core function of recommending nominees to the board of directors and members of committees of the board. These responsibilities include establishing criteria for board and committee membership, considering rotation of committee members, reviewing candidates’ qualifications and any potential conflicts with our interests, assessing the contributions of current directors in connection with their renomination, and making recommendations to the full board. Among the responsibilities of the governance committee is advising the board on matters of diversity including race, gender and culture and recommending, as necessary, measures contributing to a board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise. The governance committee also has the responsibility to oversee and review our processes for providing information to the board. The board of directors has adopted a written charter for the governance committee, a copy of which was attached to the proxy statement for the 2003 annual meeting of shareholders. The governance committee held two meetings during fiscal year 2004.

Audit Committee Matters

Pursuant to our listing agreement with the Nasdaq Stock Market, each member of the audit committee is able to read and understand fundamental financial statements, including an issuer’s balance sheet, income statement, and cash flow statement and at least one member of the committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication. In addition, Ronald E. Ezerski is an “audit committee financial expert” as such term is defined by Item 401(h) of Regulation S-K.

Governance Committee Procedures for Nominations

The governance committee has generally identified nominees based upon suggestions by outside directors, management and/or shareholders. Our board member selection criteria include: integrity; high level of education and/or business experience; broad-based business acumen; understanding of our business and industry; strategic thinking and willingness to share ideas; network of contacts; and diversity of experiences, expertise and backgrounds among board members. The committee has used these criteria to evaluate potential nominees. The committee does not evaluate proposed nominees differently depending upon who has made the recommendation. During the last completed fiscal year, the committee engaged a third-party search firm to assist it in identifying a nominee to fill a vacancy on the board of directors. This firm identified Ellen A. Rudnick, who was interviewed and nominated by the independent directors for appointment to our board in December 2003. With the exception of the fees paid to such search firm in connection with this engagement, the committee has not to date paid any third party a fee to assist it in the nomination process.

It is the committee’s policy to consider director candidates recommended by shareholders who appear to be qualified to serve on the board of directors. The committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the committee does not perceive a need to increase the size of the board. The committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Nomination Procedures

To submit a recommendation of a director candidate to the governance committee, a shareholder must submit the following information in writing, addressed to the lead director of the governance committee, care of the corporate secretary, at the main office of Patterson Companies, Inc.:

(1) The name of the person recommended as a director candidate;

(2) All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Exchange Act Regulation 14A;

(3) The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

(4) As to the shareholder making the recommendation, the name and address, as they appear on the books of Patterson Companies, Inc., of such shareholder; provided, however, that if the shareholder is not a registered holder of common stock, the shareholder must submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the common stock; and

(5) A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the annual meeting of shareholders, the recommendation must be received by the committee as provided under “Shareholder Proposals for the 2005 Annual Meeting.”

Minimum Qualifications

In carrying out its responsibility to find the best-qualified persons to serve as directors, the governance committee will consider appropriate data with respect to each suggested candidate, consisting of business experience, educational background, current directorships, involvement in legal proceedings during the last five years which are material to the evaluation of the integrity of the candidate, and an indication of the willingness of the candidate to serve as a director.

In addition, prior to nominating an existing director for re-election to the board, the committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Shareholder Communications with Board Members

The board of directors has provided the following process for shareholders to send communications to the board and/or individual directors. All communications from shareholders should be addressed to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attention: Corporate Secretary. Communications to individual directors may also be made to such director at the company’s address. All communications sent to the chair of the audit committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel. Any communications sent to the board in the care of the corporate secretary will be reviewed by him to ensure that such communications relate to the business of the company or its subsidiaries before being reviewed by the board.

We encourage all of our directors to attend the annual meeting of shareholders. We generally hold a board meeting coincident with the shareholders’ meeting to minimize director travel obligations and facilitate their attendance at the shareholders’ meeting. All directors then in office attended the 2003 annual meeting of shareholders, except James W. Wiltz.

Compensation of Directors

Non-employee directors receive a retainer of $10,000 per year plus $1,250 per board meeting attended. Out-of-pocket expenses incurred on our behalf are reimbursed for all directors.

On the date of each annual meeting of shareholders, each non-employee director who has been elected or reelected or whose board membership is continuing automatically receives an option award under our 2001 Non-Employee Directors’ Stock Option Plan. The number of shares to be covered by an option award to a non-employee director who is elected to the board for the first time, either by the shareholders or by the board to fill a vacancy, is 12,000 shares. The number of shares to be covered by an option award to a non-employee director who is reelected to the board or whose board membership is continuing is 6,000 shares. If an initial grant is made within six months of an annual grant to which a non-employee director would be entitled, such initial grant is in lieu of the next succeeding grant. Each option issuable pursuant to these provisions of the plan, with the exception of initial grants, is exercisable in full commencing on the first anniversary of the grant. Initial grants are subject to a three-year vesting schedule. Each option must be exercised within one year of termination of service as a member of the board of directors. In no event may it be exercised later than ten years from the date of grant.

In addition to the option grants described above, non-employee directors have the right to elect to receive additional options in lieu of the amount of the director’s annual fee for service on the board of directors, or a portion thereof.

Required Vote

Election as a director requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting. The board of directors recommends that shareholders vote FOR the election of the nominees listed above.

PROPOSAL NO. 2

ADOPTION OF AMENDED AND RESTATED 2002 STOCK OPTION PLAN

Overview of Amended and Restated Plan

Subject to shareholder approval, our board of directors has approved the Amended and Restated 2002 Stock Option Plan (the “Plan”) which is attached to this proxy statement as Appendix B. Following approval of the Plan by our shareholders, the Plan will be renamed the “Patterson Companies, Inc. Equity Incentive Plan.”

Approval of the Plan will serve the interests of our company and our subsidiaries by granting to our board of directors the ability to develop and implement a variety of stock-based incentive programs which address the changing needs of our company. We believe it is in the best interests of our shareholders that our employees own our common stock, and that ownership enhances our ability to attract and retain highly qualified people capable of assuring our growth, profitability and long-term success.

Our board of directors believes that stock options have been, and will continue to be, an important factor in attracting, rewarding and retaining talent, but that the addition of other stock-based awards provides us the additional flexibility needed to ensure that our compensation programs remain competitive.

The Plan provides these key benefits and features:

•	Authorizes no additional shares

•	Reduces our reliance on stock options as the primary form of long-term equity incentive awards

•	Limits the maximum number of shares issuable pursuant to awards to 3,000,000 shares (including shares issuable and issued pursuant to outstanding options granted under the Plan since 2002) and limits the maximum number of shares that may be issued pursuant to awards of restricted stock, restricted stock units or stock bonuses to 1,000,000 shares

•	Limits the maximum number of shares that may be covered by awards to any individual participant to 150,000 shares during any calendar year period

•	Introduces performance-based awards, aligning long-term incentives with predetermined corporate performance goals

•	Provides additional tools for long-term compensation, including replacement of our split-dollar life insurance program which has been suspended

•	Prohibits repricing, discounting or exchanging options without shareholder approval

•	Complies with the requirements of Section 162(m) of the Internal Revenue Code (the “Code”) to ensure deductibility of certain employee remuneration

•	Limits the term of awards to a maximum of ten years

•	Provides that the minimum restriction period for restricted stock and restricted stock units is three years, or one year in the case of a performance-based award

The Plan will become effective immediately upon approval by our shareholders. All outstanding options issued under the existing 2002 Stock Option Plan will remain in force and shares of common stock relating to outstanding options will be considered shares of common stock authorized under the Plan.

Existing Stock-Based Plans

As of the end of fiscal year 2004, we had the following existing stock-based plans pursuant to which options may be granted or stock may be sold or awarded to employees, non-employee directors and certain other eligible persons:

•	2002 Stock Option Plan

•	1992 Stock Option Plan

•	Stock Option Plan for Canadian Employees

•	Capital Accumulation Plan

•	2001 Non-Employee Directors’ Stock Option Plan

•	Employee Stock Purchase Plan

•	Employee Stock Ownership Plan

2002 Stock Option Plan.    The existing 2002 Stock Option Plan (the “2002 Plan”) was approved by our shareholders on September 9, 2002. A total of 3,000,000 shares of our authorized common stock was reserved under the 2002 Plan for the award of stock options to employees and other eligible participants. As of the end of fiscal year 2004, options to purchase an aggregate of 409,179 shares had been granted to employees under the 2002 Plan. These options consist of options which are incentive stock options (“ISOs”) granted pursuant to Section 422 of the Code and non-incentive stock options (“Non-ISOs”) which are not intended to qualify for tax treatment under Section 422. No other forms of equity grants or awards are authorized under the 2002 Plan.

1992 Stock Option Plan.    In 1992, we adopted and implemented the 1992 Stock Option Plan (the “1992 Plan”) which permitted us to grant options to designated employees and non-employees, including consultants to our company, to purchase an aggregate of 4,050,000 shares of common stock. The 1992 Plan expired in 2002 and no further grants may be made under the 1992 Plan. Options for the purchase of 1,007,832 shares of common stock were outstanding under the 1992 Plan as of the end of fiscal year 2004.

Stock Option Plan for Canadian Employees.    In 2000, we established the Patterson Dental Company Stock Option Plan for Canadian Employees (the “Canadian Plan”) which grants eligible Canadian employees rights to purchase options through salary deductions. The option purchase price is equal to 37.5% of the market price of our stock on the date of grant. Options may be exercised three years after the grant date and terminate five years after the grant date. Options may be exercised to purchase shares for the remaining 62.5% of the market price on the date of grant. An aggregate of 1,000,000 shares of common stock have been reserved for issuance under the Canadian Plan. Inasmuch as our officers and directors were not eligible to participate in this plan, shareholder approval was not required under then existing Nasdaq Marketplace Rules. Options for the purchase of an aggregate of 30,750 shares were outstanding as of the end of fiscal year 2004.

Capital Accumulation Plan.    In 1996, we adopted the Capital Accumulation Plan (the “CAP”) pursuant to which an aggregate of 3,000,000 shares of common stock are reserved for issuance to officers and other key employees of our company or our subsidiaries. Eligible employees participate by purchasing common stock through payroll deductions, which must be between 5% and 25% of an employee’s compensation, at a purchase price equal to 75% of the market price of the common stock at the beginning of, or the end of, the calendar year, whichever is lower. The shares issued are restricted stock and are held in custody by us until restrictions lapse. The restriction period is three years. Employees purchased an aggregate of 161,588, 147,167 and 135,046 shares of restricted stock under the CAP in fiscal years 2004, 2003 and 2002, respectively.

2001 Non-Employee Directors’ Stock Option Plan.    In 2001, we adopted the 2001 Non-Employee Directors’ Stock Option Plan (“Director Plan”). A total of 400,000 shares of common stock have been reserved for issuance to non-employee directors under this plan. Under the Director Plan, each eligible director who has been elected or reelected or who is continuing as a member of the board as of the adjournment of each annual meeting shall automatically receive an option award. A director who is elected to the board for the first time receives an initial grant of 12,000 shares and each director who is reelected or continuing following an annual meeting receives an annual grant of 6,000 shares. Options are granted at fair market value on the option grant date and are exercisable for a period of nine years, commencing one year after the grant date. In addition, each non-employee director participating has the right to elect to receive additional options in lieu of the amount of the director’s annual fee for service on our board of directors. As of the end of fiscal year 2004, options for the purchase of an aggregate of 73,940 shares were outstanding under the Director Plan. As of the end of fiscal year 2004, options for an additional 162,000 shares remained outstanding under a 1992 director stock option plan which expired in 2002.

Employee Stock Purchase Plan.    In 1992 we adopted an Employee Stock Purchase Plan (the “Stock Purchase Plan”) pursuant to which an aggregate of 1,375,000 shares are reserved for issuance. The Stock Purchase Plan, which is intended to qualify under Section 423 of the Code, permits eligible employees to purchase common stock through payroll deductions, not exceeding 10% of an employee’s compensation, at a purchase price equal to 85% of the lower of the fair market value of the common stock on the offering date or at the end of each three month period following the offering date during the applicable offering period. Employees purchased an aggregate of 112,746, 89,010 and 80,678 shares of common stock under the Stock Purchase Plan in fiscal years 2004, 2003 and 2002, respectively.

Employee Stock Ownership Plan.    In 1990 we adopted an Employee Stock Ownership Plan (the “ESOP”). Shares of our common stock acquired by the ESOP are allocated to each employee who has completed 1000 hours of service during the plan year. The cost of the ESOP is borne by our company through annual contributions to the plan in amounts determined by our board of directors. At the end of fiscal year 2004, 5,197,500 shares of common stock were allocated to ESOP participants and 5,509,179 shares were unallocated.

Each of our stock option plans is administered by the compensation committee of our board of directors (the “Committee”) which determines the employees, officers and others who are entitled to receive options, the type of option to be granted, the number of shares subject to each option and the exercise price of each option.

Description of Amended and Restated Plan

Key Provisions.    The following summary of the Plan is qualified in its entirety by the specific language of the Plan which is attached to this proxy statement as Appendix B.

New Plan Name:	Patterson Companies, Inc. Equity Incentive Plan

Plan Expiration:	September 9, 2012

Eligible Participants:	All employees and officers of our company and our subsidiaries, and certain non-employees who may provide services to our company or our affiliates.

Shares Authorized:	3,000,000, subject to adjustment only to reflect stock splits and similar events. This does not represent an increase in the number of shares reserved for awards under the 2002 Plan.

The maximum number of shares that may be issued pursuant to awards of restricted stock, restricted stock awards and stock bonuses is 1,000,000 shares.

Shares Authorized as Percentage of Outstanding Common Stock:	4.4% as of the end of fiscal year 2004

Award Types:	• Non-qualified and incentive stock options

•	Restricted stock and restricted stock units

•	Stock bonuses

•	Cash bonuses

•	Stock appreciation rights or “SARs”

•	Performance awards

•	Dividend equivalents and other equity-based awards

Award Term:	Awards may have a term no longer than ten years.

162(m) Share Limits:	Awards to an individual participant are limited to 150,000 shares annually. Previously, there was no limit on the number of shares offered to an individual under a stock option award.

Vesting:

Determined by the Committee (subject to exceptions for death, disability or retirement). The minimum restriction period for restricted stock and restricted stock units is three years, or one year in the case of performance-based awards.

Awards Not Permitted:	• Granting stock options or stock appreciation rights at a price below market price on the date of grant.

•	Repricing, or reducing the exercise price of a stock option or stock appreciation right without shareholder approval.

•	Reload stock options.

Shares Subject to Plan.    A total of 3,000,000 shares have previously been authorized for issuance under the 2002 Plan. This is the amount that would be authorized under the Plan. We are not asking our shareholders to approve an increase in that amount. As of the end of fiscal year 2004, 2,590,821 shares would have been available for awards under the Plan. If the Plan, as amended and restated, is approved, the maximum number of shares issuable pursuant to awards of restricted stock, restricted stock units or stock bonuses will be 1,000,000 shares. If any award lapses, expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by us, any such shares will again become available for issuance under the Plan. Shares will not be treated as having been issued under the Plan, and therefore will not reduce the number of shares available for grant to the extent an award is settled in cash or shares are withheld in satisfaction of tax withholding obligations. Appropriate adjustments will be made to the shares reserved under the Plan, to the other numerical limits on awards described in this proposal and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock.

Administration.    The Plan is administered by the Committee. All awards to participants will be granted by the Committee which consists of at least two directors, each of whom is both a “non-employee director” within the meaning of Exchange Act Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations required by Section 162(m) and the express language in the Plan that prohibits repricing, amending, modifying, extending, canceling or renewing any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Committee may establish rules and policies for administration of the Plan and adopt one or more forms of agreement to evidence awards made under the Plan. The Committee interprets the Plan and any agreement used under the Plan, and all determinations of the Committee will be final and binding on all persons having an interest in the Plan or any award issued under the Plan.

Prohibition of Option Repricing.    The Plan expressly provides that, without the approval of our shareholders, the Committee may not, except in the case of a change in our capitalization, provide for the cancellation of an outstanding option to reduce the exercise price, or take other actions which result in a reduction of the exercise price of an outstanding option.

Eligibility.    Under the Plan, the Committee may grant awards to employees and non-employee individual consultants or independent contractors providing services to our company or any present or future parent or subsidiary corporation or other affiliated entity of our company. While the Committee may grant ISOs only to employees, the Committee may grant Non-ISOs, restricted stock, restricted stock units, stock appreciation rights, stock awards and performance awards to any eligible participants. We have approximately 5,750 employees, including nine executive officers, who are eligible to participate in the Plan. Under the 2002 Plan and other existing stock-based plans, the Committee has not granted options to non-employee service providers and does not currently anticipate any change in that practice.

Individual Limit.    No more than 150,000 shares may be issued to any participant in any calendar year. We have authority to make awards of this magnitude, but have no present intention of doing so. Historically, the largest award we have ever made to an employee under the Plan is 70,997 shares, which vest over a seven year period, commencing three years following the date of grant.

Stock Options.    The Committee may grant Non-ISOs and ISOs within the meaning of Section 422 of the Code, or any combination of these. Each option granted under the Plan must be evidenced by a written agreement between us and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110% of the fair market value of a share of our common stock on the date of grant and any such options must not be exercised after the expiration of five years from the date of grant. On July 26, 2004, the closing price of our common stock on the Nasdaq National Market was $69.84 per share.

The Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the optionee’s surrender of a portion of the option shares to our company.

Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Plan is ten years, provided, as noted above, that an ISO granted to a ten percent shareholder must have a term not exceeding five years. Subject to the term of an award, an option generally will remain exercisable for three months following the optionee’s termination of service, except that if service terminates as a result of the optionee’s death or disability, the option generally will remain exercisable for twelve months. However, if service is terminated for cause, the option will terminate immediately.

ISOs are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. Non-ISOs granted under the Plan may be assigned or transferred to the extent permitted by the Committee.

Stock Appreciation Rights.    The Committee may grant SARs. The exercise price of each SAR may not be less than the fair market value of a share of our common stock on the date of grant. Upon the exercise of any

SAR, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the Committee’s discretion, it may make payment of a SAR in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount. The Committee may make payment in a lump sum or it may defer payment in accordance with the terms of the participant’s award agreement. The maximum term of any SAR granted under the Plan is ten years.

Restricted Stock and Restricted Stock Units.    Shares of restricted stock and restricted stock units (“RSUs”) are subject to restrictions as the Committee may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the Committee may deem appropriate. The grant or vesting of restricted stock and RSUs may be performance-based or time-based or both. Restricted stock and RSUs may be “qualified performance-based awards,” as recognized under Code Section 162(m) in which event the grant or vesting or both, as applicable, of such restricted stock or RSUs will be conditioned upon the attainment of performance goals. Except as otherwise determined by the Committee, upon a participant’s termination of employment (as determined under criteria established by the Committee) during the restriction period, all shares of restricted stock and RSUs subject to restriction will be forfeited and reacquired by us, except that the Committee may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs. The minimum restriction period for restricted stock and RSUs is three years, or one year in the case of performance-based awards.

An award may, but need not be, a “qualified performance-based award.” These awards are intended to qualify as performance-based compensation under Section 162(m). These performance measures include, but are not limited to:

• revenue	• operating margin or profit margin

• cash flow	• return on operating revenue

• earnings per share	• return on invested capital

•       income before taxes, or earnings before interest, taxes, depreciation and amortization

•       return on equity

•       total shareholder return

•       share price performance

•       return on capital

•       return on assets or net assets

•       income or net income

•       operating income or net operating income

•       operating profit or net operating profit

•       market segment share

•       product release schedules

•       new product innovation

•       product cost reduction through advanced technology

•       brand recognition/acceptance

•       product ship or sales targets

•       customer segmentation or satisfaction

•       customer account profitability

•       economic value added (or equivalent metric)

These performance measures may be established on a company-wide basis or with respect to one or more business units, divisions or subsidiaries, can be on an absolute or relative basis and can be measured annually or cumulatively over a time period specified in the award agreement. A “qualified performance-based award” is a grant of restricted stock or RSUs designated as such by the Committee at the time of grant based upon a determination that: (1) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which we would expect to be able to claim a tax deduction with respect to such restricted stock or RSU award and (2) the Committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Code. The Committee will specify the performance goals to which any “qualified performance-based award” will be subject.

The provisions of restricted stock and RSUs including any applicable performance goals need not be the same with respect to each participant. During the restriction period, the Committee may require that any stock certificates evidencing restricted shares be noncertificated or be held by us. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock or RSU award.

Performance Awards.    The Committee may grant performance awards to eligible individuals subject to the terms of the Plan. A performance award (1) may take the form of any of the award types available under the Plan, (2) may be denominated or payable in cash, shares, other securities, other awards or other property, and (3) will provide the holder with the right to receive payments, in whole or in part, upon the achievement of performance goals established by the Committee. Prior to or at the time of grant, the Committee may designate such awards as “qualified performance-based awards,” as described above under “Restricted Stock and Restricted Stock Units,” intended to qualify under Code Section 162(m). The vesting or settlement of such awards will be conditioned upon the attainment of one or more of the performance measures described above.

Stock Bonuses, Dividend Equivalents and Other Stock-Based Awards.    Stock bonuses and other awards that are valued by reference to, or otherwise based upon, our common stock, including without limitation dividend equivalents may also be granted under the Plan, either alone or in conjunction with other awards.

Cash Bonuses.    Cash bonuses may be awarded in connection with an award of restricted stock, RSUs or a stock bonus as performance-based compensation, and, if awarded, will be distributed at the time the recipient recognizes taxable income in connection with the awards.

Transferability of Awards.    Awards are non-transferable other than by will or the laws of descent and distribution. However, in the discretion of the Committee, Non-ISOs and SARs may be transferred to members of the holder’s immediate family. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. ISOs may be exercised only by the initial holder, a guardian if state law permits, and upon death of the optionee, by his legal representative or beneficiary.

Change in Control.    In the event of a change in control of our company, and provided that an award agreement does not include contrary provisions, awards will become exercisable and nonforfeitable, as follows: any stock options and SARs outstanding as of the date of such change in control which are not then exercisable and vested, will become fully exercisable and vested; the restrictions and deferral limitations applicable to any restricted stock and RSUs will lapse, and such restricted stock and RSUs will become free of all restrictions and become fully vested; all performance awards will be considered to be earned and payable in full; and any deferral or other restriction will lapse and such performance awards will be settled in cash or shares, as determined by the Committee. All restrictions on other awards will similarly lapse and such awards will become free of all restrictions and fully vested.

Amendments and Termination.    Our board of directors may amend, alter, suspend, discontinue or terminate the Plan at any time and from time to time, but without the approval of our shareholders, no amendment, alteration, suspension, discontinuation or termination may be made that would (i) increase the number of shares that may be issued under the Plan; (ii) permit granting of options at less than the market price of our stock; (iii) permit the repricing of outstanding options; (iv) amend the maximum shares set forth that may be granted as options, SARs, restricted stock, RSUs, stock bonus or other awards; (v) extend the term of the Plan; (vi) change the class of persons eligible to participate in the Plan; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

Provision for Foreign Employees.    We intend to continue in effect provisions that we have adopted for our non-U.S. employees. The Plan permits the Committee to grant awards to eligible persons who are foreign nationals performing services for us outside of the U.S. on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary to foster and to promote the achievement of the purposes of the Plan. The Committee may make such modifications, procedures and subplans as may be necessary to comply with laws of other countries in which such foreign nationals are employed.

Term of the Plan.    The Plan will terminate on September 9, 2012, which is the tenth anniversary of the date the 2002 Plan was initially approved by our shareholders, or on any earlier date of discontinuation or termination as determined by our board of directors.

Tax Consequences

Stock Options.    The tax consequences of options granted under the Plan are complex and depend, in large part, on the surrounding facts and circumstances. This section provides a brief summary of certain significant federal income tax consequences of the Plan, under existing U.S. law. This summary is not a complete statement of applicable law and is based upon the Code, as well as administrative and judicial interpretations of the Code, as in effect on the date of this proxy statement. If federal tax laws, or interpretations of such laws, change in the future, the information provided here may no longer be accurate. This section does not consider state, local or foreign tax consequences, nor does it discuss the effect of gift, estate or inheritance taxes, except with respect to transferred options.

The recipient of an ISO will recognize no income for federal income tax purposes at either the date of grant or the date of exercise. If the recipient holds the stock gained at the time of exercise for the required holding period (two years following the grant date and one year following the date of exercise), upon sale of the stock, the recipient who has held shares for the capital gains holding period will be taxed at capital gains rates for the difference between the sale price of the stock and the grant price paid at the time of exercise of the stock. When an ISO is exercised, the difference between the fair market value of the stock and the exercise price is a tax preference item which could trigger alternative minimum tax to the recipient.

A recipient will not recognize any taxable income and he will not be entitled to a deduction at the time a non-ISO is granted. When a non-ISO is exercised, the excess of the fair market value of the shares acquired on the exercise of the option over the exercise price will be taxable to a participant as ordinary income subject to the withholding of applicable income taxes, FICA and FUTA. We, in computing our U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the recipient, subject to certain limitations. When a recipient who has held shares for the capital gains holding period sells his or her shares of stock, the recipient generally will have a capital gain (or loss), equal to the difference between the sale price and the fair market value of the stock on the date the recipient exercised his or her option. The capital gain (or loss) is considered “long term” or “short term” depending on how long the recipient has held such stock.

No later than the date as of which an amount first becomes includible in the gross income of a participant for federal income tax purposes with respect to any award under the Plan, the participant must pay us, or make arrangements satisfactory to us regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Our obligations under the Plan are conditional on such payment or arrangements, and we will, to the extent permitted by law, be entitled to take such action and establish such procedures as we deem appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from a participant. In order to assist a participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an award, the Committee may permit a participant to satisfy tax obligations by (a) electing to have us withhold a portion of the shares or other property otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) an award with a fair market value equal to the amount of such taxes or

(b) delivering to us shares or other property (except for shares issuable upon exercise or receipt of, or the lapse of restrictions relating to such award) with a fair market value equal to the amount of such taxes. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

Restricted Stock and RSUs.    Unless the participant files an election to be taxed under Section 83(b) of the Code, (a) the participant will not realize income upon the grant of restricted stock; (b) the participant will realize ordinary income and we will be entitled to a corresponding deduction when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant and our company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions. Income tax is paid on the value of the stock at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold.

As described above, awards granted under the Plan may qualify as “performance-based compensation” under Code Section 162(m) in order to preserve our federal income tax deductions with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1.0 million and paid to one of our five most highly compensated executive officers. To so qualify, options and other awards must be granted under the Plan by a committee consisting solely of two or more “outside directors” (as defined under Section 162 regulations) and must not exceed the Plan’s limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria described above, as established and certified by a committee consisting solely of two or more “outside directors.”

Dividend Equivalents and Other Awards.    Other types of awards granted under the Plan, whether distributed in stock or cash, will be treated as ordinary income at the time and to the extent the awards vest and restrictions on them lapse. At such time, the recipient will be subject to income tax on such awards at ordinary income rates, as described above under the previous section, unless the recipient has made a Section 83(b) election at the time of the grant. In the year the award is taxable to the participant, we will take a deduction for the amount reported as ordinary income.

If our shareholders do not approve the Plan, we will not be able to issue new forms of awards provided in the Plan, including SARs, restricted stock, RSUs, performance awards, stock bonuses, dividend equivalents or other equity-based awards, other than stock options which are currently authorized under the Plan.

New Plan Benefits

Future awards to be received by or allocated to particular participants under the Plan are not presently determinable.

Required Vote

Adoption of the Plan requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting. The board of directors recommends that shareholders vote FOR approval of the Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 24, 2004 about the common stock that may be issued under all of our existing equity compensation plans, including the 2002 Plan, the 1992 Plan, the Canadian Plan, the CAP, the Director Plan (including shares underlying options granted under the former director stock option plan), and the Stock Purchase Plan. All of these plans have been approved by our shareholders, except the Canadian Plan. No further grants will be made under the 1992 Plan, which has expired.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,652,951	$34.20	5,440,360

Equity compensation plans not approved by security holders	30,750	$34.18	948,778

Total	1,683,701	$34.20	6,389,138

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

General

The audit committee has appointed Ernst & Young LLP as our independent auditors for the year ending April 30, 2005. A proposal to ratify that appointment will be presented to shareholders at the meeting. If the shareholders do not ratify such appointment, the audit committee will select another firm of independent auditors.

Representatives of Ernst & Young LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

Principal Accountant Fees and Services

Ernst & Young was our independent auditor for the two most recently completed fiscal years. Aggregate fees for professional services rendered for our company by Ernst & Young for the fiscal years ended April 2003 and 2004 were as follows:

	Fiscal Year Ended April 26, 2003	Fiscal Year Ended April 24, 2004
Audit Fees	$299,400	$409,150
Audit Related Fees	18,400	141,970
Tax Fees	140,360	481,990
All Other Fees	0	0

Total	$457,960	$1,033,110

Audit fees were for professional services rendered for the audits of the consolidated financial statements, the audit of AbilityOne’s financial statements and assistance with the Form 8-K filing for the AbilityOne acquisition. Audit-related fees were for acquisition due diligence, employee benefit plan audits and consultations regarding compliance with the Sarbanes-Oxley Act. Tax fees were for due diligence, analysis on the transaction structure, integration and other tax assistance with regard to the AbilityOne acquisition; other acquisition due diligence; simplified LIFO election; review and consultation on tax provision and filings; consultations on transfer pricing; and other tax matters.

The audit committee of the board of directors has determined that the provision of services covered by the foregoing fees is compatible with maintaining the principal accountant’s independence. See “Audit Committee Report.”

Pre-Approval Policies and Procedures of Audit Committee

The audit committee is committed to ensuring the independence of our company’s outside auditor and directs significant attention toward the appropriateness of the auditor to perform services other than the audit. The committee has adopted pre-approval policies and procedures in this regard.

As a matter of policy, the outside auditor will only be engaged for non-audit related work if those services enhance and support the attest function of the audit, are an extension to the audit or audit related services, or relate to tax matters. Annually, the lead audit partner reviews with the committee the services the auditor expects to provide in the coming year, and the related fees. In addition, management provides the committee with a quarterly status for the committee’s approval of any non-audit services that the outside auditor has been asked to provide or may be asked to provide in the next quarter. The audit committee pre-approves all audit and non-audit services provided by the company’s outside auditor.

The projects and categories of service are as follows:

Audit—These services include the work necessary for the auditor to render an opinion on our consolidated financial statements. Audit services also include audit or attest services required by statute or regulation, such as comfort letters, consents, reviews of SEC filings, statutory audits in non-U.S. locations and attestation reports on internal control over financial reporting required under the Sarbanes-Oxley Act.

Audit Related Services—These services consist primarily of audits of benefit plans, due diligence assistance, accounting consultation on proposed transactions and internal control reviews.

Tax Services—Tax services consist of acquisition due diligence, transaction cost analysis, integration matters, review and consultation on tax provision and filings and other tax matters.

Other Services—The committee believes that other services are not an integral part of the examination of our company’s financial statements, and that other services may raise a real or perceived question as to the auditor’s independence. Accordingly, a very strong rationale must be presented to support the selection of the auditor for other services, and alternative service providers should also be considered.

The Chief Financial Officer is responsible for the implementation of the committee’s pre-approval policies and procedures. The committee pre-approved all of the services we received from Ernst & Young during fiscal year 2004.

Recommendation

The audit committee recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending April 30, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 12, 2003, we completed our acquisition of AbilityOne Products Corp. Peter L. Frechette, our Chairman and Chief Executive Officer, and David K. Beecken, one of our directors and the Managing Director of Beecken Petty O’Keefe & Company, were direct and indirect owners of the stock of AbilityOne. Between May 2001 and March 2002, Mr. Frechette acquired a direct interest in AbilityOne’s common stock and Class A Preferred Stock and was granted an option to purchase common stock of AbilityOne. Such interests represented less than a one percent interest of each class of AbilityOne’s outstanding securities. Mr. Frechette also served as a member of AbilityOne’s board of directors until December 20, 2002. Between September 2000 and March 2002, HEP Investors I, LLC, an investment entity with which Beecken Petty O’Keefe & Company is affiliated, acquired AbilityOne’s common stock, Class A Preferred Stock and warrants for the purchase of AbilityOne’s common stock. Such interests represented an approximate twenty percent interest of each class of AbilityOne’s outstanding shares. In September 2000, Beecken Petty O’Keefe & Company was part of a group that purchased AbilityOne from BISSELL, Inc. A principal of Beecken Petty O’Keefe & Company had served on the board of directors of AbilityOne since 2000. Prior to consideration of the acquisition of AbilityOne, Mr. Frechette and Mr. Beecken fully disclosed their interests in AbilityOne to our board of directors and abstained from voting on the transaction. In connection with our acquisition of AbilityOne, we received a fairness opinion from Banc of America Securities LLC that the acquisition was fair to our company from a financial point of view.

David K. Beecken, one of our directors, is the Managing Director of Beecken Petty O’Keefe & Company. Beecken Petty O’Keefe Fund II, a fund of Beecken Petty O’Keefe & Company, owns approximately twelve percent of Hygenic Corporation. During the fiscal year ended April 24, 2004, Hygenic Corporation sold approximately $3 million of rehabilitation products to AbilityOne, a subsidiary of our company. Such sales represent approximately eight percent of Hygenic Corporation’s annual sales.

We have entered into employment agreements with R. Stephen Armstrong and Howard A. Schwartz. For additional information regarding such agreements, please review “Compensation of Executive Officers—Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and provide us with copies of such reports. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during the past fiscal year, our officers, directors and greater than ten percent shareholders complied with applicable filing requirements.

SHAREHOLDER PROPOSALS FOR

THE 2005 ANNUAL MEETING

If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the 2005 annual meeting of shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attn: Matthew L. Levitt, no later than April 8, 2005. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the 2005 annual meeting of shareholders after June 22, 2005, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

Our bylaws provide that in order for a person nominated by a shareholder to be eligible for election as a director at any regular or special meeting of shareholders, a written request that his or her name be placed in nomination must be received from a shareholder of record by our corporate secretary not less than 60 days prior to the date fixed for the meeting, together with the written consent of such person to serve as a director. A copy of our bylaws may be obtained by written request to Patterson Companies, Inc., 1031 Mendota Heights Road, St. Paul, Minnesota 55120, Attn: Matthew L. Levitt. Please refer to “Governance Committee Procedures for Nominations” for the procedures for nominating directors.

ANNUAL REPORT TO SHAREHOLDERS

A copy of our annual report to shareholders for the fiscal year ended April 24, 2004, accompanies the notice of annual meeting, this proxy statement and the related proxy card. No part of the annual report to shareholders is incorporated herein and no part of the annual report to shareholders is to be considered proxy-soliciting material.

BY ORDER OF THE BOARD OF DIRECTORS

Peter L. Frechette
Chairman and Chief Executive Officer

St. Paul, Minnesota

August 6, 2004

APPENDIX A

PATTERSON COMPANIES, INC.

AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the Audit Committee. The Committee shall review and reassess this charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. The Board of Directors shall designate one member of the Committee as chairperson. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be independent directors as determined in accordance with the Rules of the NASDAQ Stock Market, or any other securities exchange on which the Company’s shares may be listed, and Rule 10A-3 of the Securities Exchange Act of 1934. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise and shall be considered an audit committee financial expert as defined under SEC Rules.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain and compensate outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements, and for reviewing the Company’s unaudited interim financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s business conduct guidelines.

The following shall be the principal duties, responsibilities and processes of the Committee in carrying out its oversight responsibilities. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review, or other services for the Company, and the independent auditors must report directly to the Committee.

•	At least annually, the Committee shall obtain and review a report by the independent auditors describing: (i) the firm’s internal quality control procedure; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company (to assess the auditors’ independence).

•	After reviewing the foregoing report and the independent auditors’ work throughout the year, the Committee shall evaluate the auditors’ qualifications, performance and independence. Such evaluation should include the review and evaluation of the lead partner of the independent auditors and take into account the opinions of management and the Company’s personnel responsible for the internal audit function.

•	The Committee shall determine that the independent audit firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.

•	The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

•	The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

•	The Committee shall regularly review with the independent auditors any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or access to requested information, and management’s response. The Committee should review any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office relating to problems or difficulties encountered with respect to significant auditing or accounting issues; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.

•	The Committee shall review and discuss the quarterly financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•

The Committee shall review and discuss the annual audited financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). The Committee’s review of the financial statements shall include: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles, and major issues as to the adequacy of the company’s internal controls and any specific remedial actions adopted in light of material control deficiencies (ii) discussions with management and the independent auditors regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments; (iii) consideration of the effect of regulatory accounting initiatives, as well as off-balance sheet structures on the financial statements; (iv) consideration of the judgment of both management and the independent auditors about the quality, not just the acceptability of accounting principles; and (v) the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under professional standards.

•	The Committee shall receive and review a report from the independent auditors, prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor; and other material written communications between the independent auditors and management.

•	The Committee shall review and approve all related party transactions.

•	The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

•	The Committee shall review management’s assessment of the effectiveness of internal control over financial reporting as of the end of the most recent fiscal year and the independent auditors’ report on management’s assessment.

•	The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of internal control over financial reporting, including any significant deficiencies or material weaknesses identified by management of the Company in connection with its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act. In addition, the Committee shall discuss with management, the internal auditors, and the independent auditors any significant changes in internal control over financial reporting that are disclosed, or considered for disclosures, in the Company’s periodic filings with the SEC.

•	The Committee shall review the Company’s compliance systems with respect to legal and regulatory requirements and review the Company’s code of conduct and programs to monitor compliance with such programs. The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

•	The Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including the risk of fraud. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

•	The Committee shall determine the appropriate funding needed by the Committee for payment of: (1) compensation to the independent audit firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or other services for the Company; (2) compensation to any advisers employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•	The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

•	The Committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.

With respect to meetings of the Audit Committee, a majority of the Committee members currently holding office shall constitute a quorum for the transaction of business. The Committee shall take action by the affirmative vote of a majority of the Committee members present at a duly held meeting. A conference among Committee members by any means of communication through which the members may simultaneously hear each other during the conference shall constitute a Committee meeting if the number of members participating in the conference would be sufficient to constitute a quorum at a meeting.

APPENDIX B

PATTERSON COMPANIES, INC.

AMENDED AND RESTATED 2002 STOCK OPTION PLAN

1. Purpose of the Plan

The purpose of the Patterson Companies, Inc. Amended and Restated 2002 Stock Option Plan is to permit the Board of Directors to develop and implement a variety of stock-based programs based on changing needs of the Company. The Board of Directors and senior management of Patterson Companies, Inc. believe it is in the best interest of its shareholders for officers, employees and certain other persons to own stock in the Company and that such ownership will enhance the Company’s ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the Company to vest in Participants a proprietary interest in the success of the Company and to provide certain “performance-based compensation” within the meaning of Section l62(m)(4)(C) of the Code.

Upon approval of the Plan restatement by the Board of Directors of the Company, the Plan shall be renamed the “Patterson Companies, Inc. Equity Incentive Plan.”

2. Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

(a) “Affiliate” shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

(b) “Award” shall mean an Option, SAR, Restricted Stock or Restricted Stock Units, Stock Bonus, Cash Bonus, Performance Awards or other equity-based award granted pursuant to the terms of the Plan.

(c) “Award Agreement” shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Award.

(d) “Beneficiary” shall mean upon the employee’s death, the employee’s successors, heirs, executors and administrators, as the case may be.

(e) “Board of Directors”/or “Board” shall mean the Board of Directors of Patterson Companies, Inc.

(f) “Cash Bonus” shall mean an award of a bonus payable in cash pursuant to Section 10 hereof.

(g) “Cause” shall mean: (i) the Participant’s conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (ii) conduct of the Participant related to the Participant’s employment for which either criminal or civil penalties against the Participant or the Company may be sought; (iii) a violation of law, rule, or regulation, act of embezzlement, fraud, dishonesty, breach of fiduciary duty resulting in loss, damage or injury to the Company; (iv) material violation of the Company’s policies, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (v) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties.

(h) “Change in Control” shall mean the occurrence of any one of the following events:

(i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 2(h); or

(ii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(h), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who were members of the Board and who were also members of the Incumbent Board (or became such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporation Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 35% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(j) “Committee” shall mean the Compensation Committee of the Board of Directors; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. Each member of the Committee shall be an “independent director” as determined in the Nasdaq Marketplace Rules or the rules or regulations of any exchange on which Company Stock is traded, or any other applicable law or regulation.

(k) “Company” shall mean Patterson Companies, Inc. or any successor thereto. References to the Company also shall include the Company’s Affiliates unless the context clearly indicates otherwise.

(l) “Company Stock” or “Stock” shall mean the common stock of the Company.

(m) “Disability” shall mean the existence of a physical or mental condition that qualifies for a benefit under the long-term disability plan sponsored by the Company which applies to the Participant. The existence of a Disability shall be determined by the Committee.

(n) “Dividend Equivalents” means any right granted under Section 12.

(o) “Eligible Person” shall mean any employee, officer or an individual consultant or independent contractor providing services to the Company whom the Committee determines to be an Eligible Person.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” shall mean, with respect to a share of Company Stock on an applicable date:

(i) If the principal market for the Company Stock (the “Market”) is a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market, the closing sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business or trading days preceding the applicable date; or

(ii) In the event that paragraph (i) above does not apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

(r) “Immediate Family Members” shall mean a Participant’s spouse, child(ren) and grandchild(ren).

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

(t) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(u) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option that is granted by the Committee pursuant to Section 6 hereof.

(v) “Participant” shall mean an Eligible Person who receives or is designated to be granted one or more Awards under the Plan.

(w) “Performance Award” shall mean a right granted to an Eligible Person pursuant to Section 11 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals (each a “Performance Measure”). A Performance Award shall be evidenced by an agreement, the “Performance Award Agreement,” executed by the Participant and the Committee.

(x) “Performance Measures” shall mean any one or more of the following performance measures or criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award within the time period prescribed by Section 162(m) of the Code and related regulations: (a) revenue; (b) cash flow, (c) earnings per share, (d) income before taxes, or earnings before interest, taxes, depreciation and amortization, (e) return on equity, (f) total shareholder return, (g) share price performance, (h) return on capital, (i) return on assets or net assets, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship or sales targets, (v) customer segmentation or satisfaction; (w) customer account profitability; or (x) economic value added (or equivalent metric).

(y) “Person” shall mean a “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

(z) “Plan” shall mean this Patterson Companies, Inc. Incentive Plan, as it may be amended from time to time.

(aa) “Previously Acquired Shares” shall mean shares of common stock issued pursuant to an Award under this plan that are already owned by the Participant or, with respect to any Incentive Stock Option Award, that are to be issued upon the exercise of such Award.

(bb) “Restricted Stock” shall mean an award of Company Stock, the grant, issuance, retention and/or vesting of which is subject to such restrictions, conditions and terms as are provided in an Award Agreement.

(cc) “Restricted Stock Award” shall mean an award of Stock granted to an Eligible Person pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

(dd) “Restricted Stock Unit” shall mean any award of the right to received Restricted Stock or a cash payment equal to the fair market value of such Company Stock upon the occurrence of some future event, such as the termination of employment, under the terms set forth in an Award Agreement.

(ee) “Retirement” shall mean termination of employment or service with the Company, other than a Termination for Cause, on or after age 62 with at least ten years service.

(ff) “SAR” or “Stock Appreciation Right” shall mean the right to receive in whole or in part in cash or whole shares of common stock, the Fair Market Value of a share of Company Stock, which right is granted pursuant to Section 7 hereof and subject to the terms and conditions contained therein.

(gg) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(hh) “Stock Bonus” shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 9 hereof.

(ii) “Subsidiary” shall mean a company (whether a Company, partnership, joint venture or other form of entity) in which the Company, or a company in which the Company owns a majority of the shares of capital stock directly or indirectly, owns an equity interest of fifty percent (50%) or more, and shall have the same meaning as the term “Subsidiary Company” as defined in Section 424(f) of the Code.

(jj) “Vesting Date” shall mean the date established by the Committee on which a Participant has the ability to acquire all or a portion of a grant of a Stock Option or other Award, or the date upon which the restriction on a Restricted Stock or Restricted Stock Units grant shall lapse.

3. Stock Subject to the Plan

(a) Plan Limit

Subject to adjustment as provided in Section 14 hereof, the Committee may grant Awards hereunder with respect to shares of Company Stock that in the aggregate do not exceed three million (3,000,000) shares, including shares which may have been issued pursuant to Stock Option Awards under the Plan prior to September 13, 2004. The grant of an Award shall not reduce the number of shares of Company Stock with respect to which Awards may be granted pursuant to the Plan, except to the extent shares of common stock are issuable pursuant thereto. Shares subject to Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

(i) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are cancelled without having exercised the shares covered by such Options, such shares shall again be available for grant under the Plan;

(ii) To the extent any shares of Restricted Stock or Restricted Stock Units or any shares of Company Stock granted as a Stock Bonus are forfeited or cancelled for any reason, such shares shall again be available for grant under the Plan; or

(iii) To the extent any shares are issued upon the exercise of an Award by the surrender or tender of Previously Acquired Shares, surrendered or tendered shares shall be available for grant under the Plan.

Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

The maximum number of shares of Company Stock that may be issued in the form of Restricted Stock, Stock Bonuses or Restricted Stock Units, is an aggregate of one million (1,000,000) shares.

(b) Individual Limit

Subject to adjustment as provided in Section 14 hereof, the Committee shall not in any calendar year grant Awards hereunder to any individual Participant with respect to more than 150,000 shares of Company Stock, which limit shall include any shares represented by an Award that has been cancelled. Such Awards may be made up entirely of any one type of Award or any combination of types of Awards available under the Plan, in the Committee’s sole discretion.

4. Administration of the Plan

(a) The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in the Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(i) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards;

(iii) to grant Awards to Participants and determine the terms and conditions thereof, including the number of shares subject to Awards and the exercise or purchase price of such shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

(iv) to establish or verify the extent of satisfaction of any Performance Measures or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(v) to prescribe and amend the terms of agreements or other documents evidencing Awards made under the Plan (which need not be identical);

(vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 14;

(vii) to interpret and construe the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(viii) without amending the Plan, to grant Awards to Eligible Persons who are foreign nationals performing services for the Company outside of the United States on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may adopt, ratify or make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its subsidiaries operates or has employees; and

(ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Company intends that the most substantial number of Awards granted under the Plan to Eligible Persons whom the Committee believes will be “covered employees” under Section 162(m)(3) of the Code will constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(b) The Committee’s determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

(c) All decisions, determinations and interpretations by the Committee regarding the Plan shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.

(d) The Committee may, without amendment to the Plan, (i) accelerate the date on which any Option, SAR, Performance Award or Stock Bonus granted under the Plan becomes exercisable, or otherwise adjust any of the terms of such Award (except that no such adjustment shall, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Award from constituting “applicable employee remuneration” within the meaning of Section 162(m) of the Code), (ii) subject to Section 8(a), waive any condition of an Award, or otherwise adjust any of the terms of such Award; provided, however, that (A) other than in connection with a change in the Company’s capitalization as described in Section 14, the exercise price of any Option, SAR or other form of Award may not be reduced without approval of the Company’s shareholders; and (B) the amount payable to a covered employee with respect to a qualified performance-based Award may not be adjusted upwards and the Committee may not waive or alter Performance Measures associated with an Award in a manner that would violate Section 162(m) of the Code; or (iii) as to any Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, at any time prior to the end of a performance period, the Committee may revise the Performance Measures and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company, any subsidiary, division, Affiliate or joint venture of the Company and which, in the judgment of the Committee, make the application of the Performance Measures unfair to the Company or a Participant unless a revision is made. Notwithstanding the forgoing provisions of this Section 4(d), neither the Committee nor the Board may, except for adjustments pursuant to Section 14, or as a result of a Change in Control, materially amend a Restricted Stock or Restricted Stock Unit Award, including an acceleration or waiver of a restriction thereof.

(e) The Committee may determine whether an authorized leave of absence, change in status, or absence in military or government service, shall constitute termination of employment, subject to applicable law.

(f) No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. Eligible Persons

The persons who shall be eligible to receive Awards pursuant to the Plan shall be those Eligible Persons defined in Section 2(o) who are designated by the Committee.

6. Options

The Committee may grant Options pursuant to the Plan. Each Option shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Except as otherwise provided in the Plan, Options shall comply with and be subject to the following terms and conditions:

(a) Identification of Options

Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

(b) Exercise Price

The exercise price-per-share of any Option granted under the Plan shall be such price as the Committee shall determine which shall not be less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted, except as permitted in connection with the issuance of Options in a transaction to which Section 424(a) of the Code applies.

(c) Term and Exercise of Options

(i) Except as provided in the Plan or in an Award Agreement, each Option shall remain exercisable until the expiration of ten (10) years from the date such Option was granted; provided, however, that each Stock Option shall be subject to earlier termination, expiration or cancellation as otherwise provided in the Plan.

(ii) Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Award Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(iv) hereof.

(iii) An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise, and by paying the Company the full purchase price of the shares to be acquired upon exercise of the Option in the manner provided in Section 13(i). Such notice shall be accompanied by the Award Agreement or Agreements evidencing the Option shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement or Agreements shall be returned to him.

(iv) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her Beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her Beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

(v) The Committee may at its sole discretion on a case by case basis, in any applicable agreement evidencing an Option (other than, to the extent inconsistent with the requirements of Section 422 of the

Code, an Incentive Stock Option), permit a Participant to transfer all or some of the Options to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

(d) Limitations on Grant of Incentive Stock Options

(i) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of any stock with respect to which Incentive Stock Options granted under the Plan and all other plans of the Company (and any plans of any “Subsidiary Company” or “parent Company” of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit, if any, imposed from time to time under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

(ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its “Subsidiary Companies” (within the meaning of Section 424 of the Code), unless (A) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

7. Stock Appreciation Rights (SARs)

The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

(a) Exercise Price

The exercise price of any SAR granted under the Plan shall be determined by the Committee at the time of the grant of such SAR.

(b) Benefit Upon Exercise

(i) The exercise of a SAR with respect to any number of shares of Company Stock shall entitle a Participant to a payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the exercise price of the SAR. Payment may be made in whole or in part in cash, whole shares of the Company’s common stock, or a combination of cash and stock.

(ii) All payments under this Section 7(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise of the SAR.

(c) Term and Exercise of SARs

(i) Each SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten years from the date such SAR was granted; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

(ii) Each SAR, may be exercised in whole or in part; provided, however, that no partial exercise of a SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a SAR, the Award Agreement evidencing such SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such SAR, together with the payment described in Section 7(b)(i) or 7(b)(ii) hereof.

(iii) A SAR shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement evidencing the SAR, shall specify the number of shares of Company Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the Award Agreement evidencing the SAR shall be returned to him.

(iv) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each SAR granted to a Participant shall be exercisable only by the Participant and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Award Agreement evidencing a SAR, permit a Participant to transfer all or some of the SAR to (A) the Participant’s Immediate Family Members, or (B) a trust or trusts for the exclusive benefit of such Immediate Family Members. Following any such transfer, any transferred SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

8. Restricted Stock or Restricted Stock Units

The Committee may grant shares of Restricted Stock or Restricted Stock Units pursuant to the Plan, and may provide that a portion of a Participant’s compensation may be granted in the form of Restricted Stock or Restricted Stock Units. Each grant of shares of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock or Restricted Stock Units shall comply with and be subject to the following terms and conditions:

(a) Issue Date and Vesting Date; Minimum Restriction Period

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee shall establish the date of issuance and vesting with respect to such shares or Awards. In the case of Restricted Stock Units, no shares of Company Stock shall be issued when the Award is granted, but rather upon the lapse of restrictions and the restricted period, at which time, shares of Company Stock or other cash or property shall be issued to the Participant holding the Restricted Stock Units. The restriction period for an Award of Restricted Stock and Restricted Stock Units shall not be less than three (3) years, except that a restriction period of at least one (1) year is permitted if the Award is performance based.

(b) Conditions to Vesting

At the time of the grant of Restricted Stock or Restricted Stock Units, the Committee may impose such restrictions, conditions, not inconsistent with the provisions hereof, to the vesting of such shares or units, as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Restricted Stock or Restricted Stock Units, that the Participant or the Company achieve such Performance Measures including, but not limited to the period of active service as the Committee may specify at the time of the grant.

(c) Restrictions on Transfer Prior to Vesting

Prior to the vesting of Restricted Stock or Restricted Stock Units, no transfer of a Participant’s rights with respect to such shares or units, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such shares or units, but immediately upon any attempt to transfer such rights, such shares or units, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

(d) Certificates

Restricted Stock issued prior to the Vesting Date may be certificated or uncertificated, as determined by the Committee.

(i) Except as otherwise provided in this Section 8 hereof, reasonably promptly after the date identified in the Award Agreement for issuance of certificated shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Patterson Companies, Inc. Equity Incentive Plan and an Award Agreement entered into between the registered owner of such shares and Patterson Companies, Inc. A copy of the Plan and Award Agreement is on file in the office of the Secretary of Patterson Companies, Inc., 1031 Mendota Heights Road, St Paul, Minnesota 55120.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms of the Award Agreement.

(ii) Each certificate issued pursuant to Section 8(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

(e) Consequences Upon Vesting

Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares (whether certificated or uncertificated) were granted, a certificate evidencing such share, free of the legend set forth in Section 8(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to Section 8(d) hereof.

(f) Voting Rights and Dividends

The Participant shall have the right to vote all shares of Restricted Stock during the period the restriction is enforced. Whenever such voting rights are to be exercised, the Company shall provide the Participant with the same notices and other materials as are provided to other holders of the Stock, and the Participant shall be provided adequate opportunity to review the notices and material and vote the Restricted Stock allocated to him or her. Any dividends authorized by the Company to be paid to the Participant during the period the restriction is enforced, will be subject to the same restrictions as the underlying shares upon which the dividend is declared.

9. Stock Bonuses

The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time, subject to the limit set forth in Section 3 hereof. A Stock Bonus shall be in lieu of all or a portion of a Participant’s salary or bonus and shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such Performance Measures as the Committee may specify at the time of the grant. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

10. Cash Bonuses

The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock, Restricted Stock Units, Stock Bonus, or Non-Qualified Stock Options or at any time thereafter, grant a Cash Bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock, Restricted Stock Units, Non-Qualified Stock Options or Stock Bonuses, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Restricted Stock Units or Stock Bonus on such date on the limits set forth in Section 3(b). A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus. Notwithstanding anything contained herein to the contrary, a Cash Bonus is intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, and no payment shall be made under any such Cash Bonus until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

11. Performance Awards

The Committee may grant Performance Awards which may be earned based upon achievement of Performance Measures. With respect to each such award, the Committee shall establish a performance period over which achievement of Performance Measures shall be determined and performance measures to be met or exceeded. Such standards shall be established at the time of such award and set forth in the Award Agreement.

(a) Performance Awards

Each Performance Award shall have a maximum value established by the Committee at the time of such award.

(b) Performance Measures

Performance Awards shall be awarded to an Eligible Person contingent upon future performance of the Company and/or the Company’s subsidiary, division or department in which such person is employed over the performance period. The Committee shall establish the Performance Measures applicable to such performance.

(c) Award Criteria

In determining the value of Performance Awards, the Committee shall take into account an eligible person’s responsibility level, performance, potential, cash compensation level, unexercised Options, other incentive awards and such other considerations as it deems appropriate. Notwithstanding the preceding sentence, to the extent necessary for a Performance Award payable in cash to be qualified performance-based compensation under Section 162(m) of the Code and the rules and regulations thereunder, the maximum amount that may be paid under all such Performance Awards to any one person during any calendar year shall be $1,500,000.

(d) Payment

Following the end of each performance period, the Participant holding each Performance Award shall be entitled to received payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Measures for such performance period, as determined by the Committee. Payment of Performance Awards may be made wholly in cash, wholly in shares of common stock or a combination thereof, all at the discretion of the Committee. Payment shall be made in a lump sum or in installments, and shall be subject to such vesting and other terms and conditions as may be prescribed by the Committee for such purpose. Notwithstanding anything contained herein to the contrary, in the case of a Performance Award intended to be qualified performance-based compensation under Section 162(m) and the rules and regulations thereunder, no payment shall be made under any such Performance Award until the Committee certifies in writing that the Performance Measures for the performance period have in fact been achieved.

(e) Other Terms and Conditions

When a Performance Award is payable in installments in common stock, if determined by the Committee, one or more stock certificates or book-entry credits registered in the name of the Participant representing shares of common stock which would have been issuable to the Participant if such payment had been made in full on the day following the end of the applicable performance period may be registered in the name of such Participant, and during the period until such installment becomes due such Participant shall have the right to receive dividends (or the cash equivalent thereof) and shall also have the right to vote such common stock and all other shareholder rights (in each case unless otherwise provided in the agreement evidencing the Performance Award), with the exception that (i) the Participant shall not be entitled to delivery of any stock certificate until the installment payable in shares becomes due, (ii) the Company shall retain custody of any stock certificates until such time and (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or dispose of such common stock until such time. A distribution with respect to shares of common stock payable in installments which has not become due, other than a distribution in cash, shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made, unless otherwise determined by the Committee.

(f) Performance Award Agreements

Each Performance Award shall be evidenced by an agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

12. Dividend Equivalents and Other Equity-Based Awards

The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion may determine, subject to the provisions of the Plan. Stock Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

13. Other Provisions Applicable to Awards.

(a) Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control:

(i) Any Options and Stock Appreciation Rights outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Units shall lapse, and such Restricted Stock or Restricted Stock Units shall become free of all restrictions and become fully vested.

(iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash or shares, as determined by the Committee, as promptly as is practicable.

(iv) All restrictions on other Awards shall lapse and such Awards shall become free of all restrictions and become fully vested.

(b) Suspension or Cancellation for Cause

If the Committee reasonably believes that a Participant has committed an act of misconduct which the Committee determines may constitute Cause, it may suspend the Participant’s right to exercise any rights under an Award pending a determination by the Committee. If the employment of a Participant is terminated by the Company for Cause, then the Committee shall have the right to cancel any Awards granted to the Participant, whether or not vested, under the Plan. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant’s termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause. A Participant’s termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

(c) Right of Recapture

If at any time within one year after the date on which a Participant exercises rights under an Award, or if income is realized by a Participant in connection with any other stock-based award (each of which events shall be a “realization event”), if the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (i) results in the Participant’s termination or deemed termination of employment for Cause or (ii) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interest of the Company), then any gain realized by the Participant from the realization event shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

(d) Consideration of Awards

Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(e) Awards May Be Granted Separately or Together

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(f) No Limit on Other Compensation Arrangements

Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(g) No Right to Employment, etc.

The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company. In addition, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise provided in the Plan or in any Award Agreement.

(h) No Fractional Shares

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of a fractional share, or whether fractional rights shall be cancelled or otherwise eliminated.

(i) Forms of Payment Under Awards

Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules of the Committee.

Except as provided herein, the purchase price of each share of Stock purchased by an Eligible Person or transferee upon the exercise of any Option or other Award requiring payment shall be paid: (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; (ii) at the discretion of the Committee, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the aggregate purchase price for the Stock as to which the Option is being exercised; (iii) at the discretion of the Committee, by a combination of both (i) and (ii) above; or (iv) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

(j) Limits on Transfer of Awards

Subject to Section 6(c), no Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules promulgated thereunder; provided, however, that, if so determined by the Committee, a Participant may, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Except as otherwise provided in Section 6(c) or any applicable Award Agreement or amendment thereto, each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Any Award which is transferred pursuant to a qualified domestic relations order or as otherwise permitted by the Plan and the applicable Award Agreement shall remain subject to the terms and conditions set forth in the Award Agreement and the Plan. Except as otherwise provided in any applicable Award Agreement or amendment thereto, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company.

(k) Term of Awards

The term of each Award shall be for such periods as may be determined by the Committee at the time of grant but in no event shall any Award have a term of more than 10 years.

14. Adjustment Upon Changes in Company Stock

(a) Adjustments

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company or other similar corporate transaction or event affecting shares of the Company would be reasonably likely to result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Award (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option or the availability of any Stock Appreciation Rights, if any, contained in any Award, and any Change in Control or similar provisions of any Award), the Committee shall, in such manner as it shall deem equitable or appropriate in order to prevent such diminution or enlargement of any such benefits or potential benefits, adjust any or all of (i) the number and type of shares (or other securities or other property) which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

(b) Outstanding Restricted Stock

Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, which has passed its issuance date but has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, not involving a Change in Control, shall not vest until such share of Restricted Stock vests in accordance with a Participant’s Award Agreement, and shall be promptly deposited with the custodian designated pursuant to Paragraph 8(d)(ii) hereof.

15. Rights as a Shareholder

No person shall have any rights as a shareholder with respect to any shares of Company Stock covered by or relating to any Option or Restricted Stock Unit granted pursuant to the Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 14 hereof, no adjustment to any Option or Restricted Stock Unit shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16. No Special Employment Rights; No Right to Award

(a) Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

17. Securities Matters

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange or market on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

18. Compliance with Rule 16b-3

It is intended that the Plan be applied and administered in compliance with Rule l6b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule l6b-3, as determined be the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule l6b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

19. Withholding Taxes

To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any issuance, exercise or vesting of an Award, or any disposition of shares of Company Stock. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Company withhold a portion of the shares of stock that otherwise would be issued to a Participant under such Award or by tendering a Participant’s Previously Acquired Shares.

20. Amendments

Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan:

(a) Amendments to the Plan.

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan at any time and from time to time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would (i) increase the number of shares that may be issued under the Plan; (ii) permit granting of Options at less than the market price of Company Stock; (iii) permit the repricing of outstanding Options; (iv) amend the maximum shares set forth that may be granted as Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units or Stock Bonus to any Participant; (v) extend the term of the Plan; (vi) change the class of persons eligible to participate in the Plan; or (vii) otherwise implement any amendment required to be approved by shareholders under the rules of any applicable stock exchange or NASDAQ Marketplace Rules.

(b) Correction of Defects, Omissions and Inconsistencies.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

21. No Obligation to Exercise

The grant to a Participant of an Option, SAR, Performance Award or other equity-based Awards shall impose no obligation upon such Participant to exercise such Option or SAR.

22. Transfers Upon Death

No transfer by will or the laws of descent and distribution of any Stock Award, or the right to exercise any Stock Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Stock Award

23. Expenses and Receipts

The expenses related to administering the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Award will be used for general corporate purposes.

24. Limitations Imposed By Section 162(m)

Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of a Stock Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

(a) With respect to Options, SARs or Restricted Stock Units, the Committee may delay the payment in respect to such Options, SARs or Restricted Stock Units until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option or SAR at a time when the Participant is a “covered employee,” and the Committee determines to delay the payment in respect of such any Stock Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book-entry account established in the Participant’s name in the financial records of the Company. The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such account as it may determine in its sole discretion. Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

(b) With respect to Restricted Stock or Restricted Stock Units and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses in order to cancel the Awards of such Restricted Stock or Restricted Stock Units and Stock

Bonuses (and any related Cash Bonuses). In exchange for such cancellation, the Committee shall credit to a book-entry account established in the Participant’s name in the financial records of the Company a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to such account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such account as it may determine in its sole discretion. Any account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

25. Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or Agreement, unless such failure is remedied by such Participant (or a beneficiary or permitted transferee) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

26. Effective Date of Plan

This Amended and Restated 2002 Stock Option Plan was adopted by the Board of Directors as an amendment and restatement of the Company’s 2002 Stock Option Plan on July 21, 2004, subject to approval by the shareholders of the Company. The Plan shall be effective upon such approval (the “Effective Date”). If the Plan is not approved by the Company’s shareholders, then the Plan as in effect prior to the adoption of this amended and restated by the Board of Directors shall continue in full force and effect.

27. Term of the Plan

The Plan and the right to grant Awards under the Plan will terminate on September 9, 2012.

28. Severability of Provisions

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

29. Applicable Law

Except to the extent preempted by any applicable law, the Plan will be construed and administered in accordance with the laws of the State of Minnesota, without reference to the principles of conflicts of law.

30. No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

PATTERSON COMPANIES, INC.

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PATTERSON COMPANIES, INC.

1031 Mendota Heights Road Proxy St. Paul, Minnesota 55120

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of Patterson Companies, Inc., a Minnesota corporation, hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement, each dated August 6, 2004, and hereby appoints Peter L. Frechette and R. Stephen Armstrong, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 annual meeting of shareholders to be held at 2930 Waters Road, Suite 100, Eagan, Minnesota 55121, on Monday, September 13, 2004, at 4:30 p.m. local time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

See reverse for voting instructions

Please detach here

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FOR all nominees WITHHOLD AUTHORITY (except as marked to vote for all nominees

1. To elect one director (Rudnick) to have a term expiring in 2006 and two directors below) (Frechette and Beecken) to have terms expiring in 2007, and until their successors shall be elected and duly qualified.

01 Ellen A. Rudnick 02 Peter L. Frechette 03 David K. Beecken

(Instructions: To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right)

2. To adopt the Amended and Restated 2002 Stock Option Plan. For Against Abstain

3. To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal For Against Abstain year ending April 24, 2005.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED Dated:            , 2004 ENVELOPE.

Address Change? Mark Box Indicate changes below:

Signature(s) in Box

(If there are co-owners both must sign)

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.